UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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MILL CITY VENTURES III, LTD.

(Name of Registrant As Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MILL CITY VENTURES III, LTD.

328 Barry Avenue South #210

Wayzata, MN 55391

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 19, 2014

TO THE SHAREHOLDERS OF MILL CITY VENTURES III, LTD.:

Please take notice that the annual meeting of shareholders of Mill City Ventures III, Ltd. will be held, pursuant to due call by the Board of Directors of the company, at the company’s office at 328 Barry Avenue South, #210, Wayzata, Minnesota 55391, at 9:00 a.m. local time, or at any adjournments thereof, for the purpose of considering and taking action on the following proposals:

1.	To elect five directors to the company’s Board of Directors;

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the company for fiscal 2014;

3.	To approve an amendment to the bylaws of the company;

4.	To cast an advisory vote on the company’s executive compensation (“say-on-pay vote”); and

5.	To cast an advisory vote on the frequency of holding say-on-pay votes.

Pursuant to action of the Board of Directors, shareholders of record on November 10, 2014, will be entitled to notice of and vote at the meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on December 19, 2014

The Proxy Statement for the annual meeting, the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and Quarterly Report on Form 10-Q for the period ended September 30, 2014, are included with this notice and are available to you on the Internet. We encourage you to review all of the important information contained in the included materials before voting. To view the Proxy Statement on the Internet, please visit https://materials.proxyvote.com/59982U.

By Order of the Board of Directors

Douglas M. Polinsky, Chief Executive Officer

December 1, 2014

PROXY STATEMENT

Mill City Ventures III, Ltd.

328 Barry Avenue South #210

Wayzata, MN 55391

Annual Meeting of Shareholders

to be held

December 19, 2014

VOTING BY PROXY AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mill City Ventures III, Ltd. for use at the 2014 Annual Meeting of Shareholders to be held at the company’s executive office at 328 Barry Avenue South #210, Wayzata, Minnesota 55391, at 9:00 a.m. local time, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect five directors to the company’s Board of Directors;

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the company for fiscal 2014;

3.	To approve an amendment to the bylaws of the company;

4.	To cast an advisory vote on the company’s executive compensation (“say-on-pay vote”); and

5.	To cast an advisory vote on the frequency of holding say-on-pay votes.

The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was December 1, 2014.

PROXIES AND VOTING

Registered shareholders may vote in one of three ways: by completing and returning the enclosed proxy card via regular mail, or by voting via the Internet or by telephone. Specific instructions for using these methods are set forth on the enclosed proxy card. The Internet and telephone procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

The Board of Directors has set the close of business on November 10, 2014 as the “record date” for the annual meeting. Only holders of the company’s common stock as of the record date, or their duly appointed proxies, are entitled to notice of and will be entitled to vote at the annual meeting or any adjournments thereof. On the record date, there were 12,161,939 shares of company common stock issued and outstanding. Each such share entitles the holder thereof to one vote upon each matter to be presented at the annual meeting. A quorum, consisting of a majority of the issued and outstanding shares of company common stock entitled to vote at the annual meeting, must be present in person or represented by proxy before action may be taken at the annual meeting.

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Each proxy returned to us will be voted in accordance with the instructions indicated thereon. If a shareholder gives no direction, the shares will be voted as recommended by our Board of Directors. If any nominee for the Board of Directors should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. If a shareholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the meeting for the transaction of business as well as shares entitled to vote on that matter. On matters other than the election of directors, an action of the shareholders generally requires the affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter. Accordingly, an abstention on any matter other than the election of directors will have the same effect as a vote against that matter. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the meeting, but are not considered entitled to vote on that particular matter. Consequently, non-votes generally do not have the same effect as a negative vote on the matter.

A shareholder giving a proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to an executive officer of the company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the annual meeting. A shareholder’s mere presence at the annual meeting does not, alone, revoke a proxy previously signed and delivered by that shareholder. Instead, that shareholder must announce any revocation of the proxy at the time of the annual meeting. Unless so revoked, the shares represented by each proxy will be voted at the annual meeting and at any adjournments thereof. No dissenters’ rights of appraisal exist with respect to any matter to be voted upon at the meeting.

NOTICE TO BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS

New York Stock Exchange Rule 452 prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors (Proposal One) without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to our annual meeting even though the company’s shares are not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the annual meeting with respect to Proposal One without instructions by the beneficial owner of the shares. AS A RESULT, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED IN CONNECTION WITH THE ELECTION OF DIRECTORS.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have one class of voting securities outstanding, common stock, $0.001 par value, of which 12,161,939 shares were issued and outstanding as of the close of business on the record date. Each share of common stock is entitled to one vote on all matters put to a vote of shareholders.

The following table sets forth, as of November 13, 2014, the beneficial ownership of each current director, each nominee for director, our named executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Unless otherwise indicated in the table or its footnotes, the business address of each of the following persons or entities is 328 Barry Avenue S., #210, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name.

	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares (1)
Douglas M. Polinsky (2)	552,358	4.5%
Joseph A. Geraci, II (3)	556,130	4.6%
Howard P. Liszt (4)	-	*
Christopher M. Larson (5)	-	*
Laurence S. Zipkin (6)	-	*
Neal Linnihan	2,500,000	20.5%
Scott and Elizabeth Zbikowski (7)	1,865,000	15.3%
Ervin Kramer	1,087,728	8.9%
Donald Schreifels	1,060,001	8.7%
David Bester	1,000,000	8.2%
Patrick Kinney (8)	942,278	7.7%
William Hartzell	650,000	5.3%
All current directors and executive officers as a group (9) (five persons)	818,433	6.7%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of the applicable record date, are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)	Mr. Polinsky is our Chairman and Chief Executive Officer. Shares beneficially owned include 69,411 common shares held by Great North Capital Consultants, Inc. (f/k/a Great North Capital Corp.), a Minnesota corporation of which Mr. Polinsky is the sole shareholder, officer and director, 290,055 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci, 180,164 common shares held individually by Mr. Polinsky, and 12,728 common shares Mr. Polinsky holds as a custodian for his children (beneficial ownership of which Mr. Polinsky disclaims).

(3)	Mr. Geraci is a director and our Chief Financial Officer. Shares beneficially owned include 290,055 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky, 248,802 common shares held by Mr. Geraci. and 17,273 common shares held individually by Mr. Geraci’s spouse.

(4)	Mr. Liszt is a director of the company.

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(5)	Mr. Larson is a director of the company.

(6)	Mr. Zipkin is a director of the company.

(7)	Based upon a Schedule 13G filed by Mr. and Mrs. Zbikowski, Mr. Zbikowski is the beneficial owner of 1,240,000 shares, and Mrs. Zbikowski is the beneficial owner of 625,000 shares. Mr. and Mrs. Zbikowski are husband and wife.

(8)	Based upon a Schedule 13G filed by Mr. Kinney on March 19, 2013, Mr. Kinney may be deemed to be the beneficial owner of 942,278 shares, which includes 3,640 shares that are held in custodial accounts for the benefit of his grandchildren.

(9)	Consists of Messrs. Polinsky, Geraci, Liszt, Larson and Zipkin.

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PROPOSAL ONE – ELECTION OF DIRECTORS

We currently have five directors serving on our board. Each of our current directors has been nominated for re-election at the annual meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual shareholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification.

The following paragraphs provide information as of the date of this Proxy Statement about each nominee. The information presented includes information that each nominee has given us about his age, all positions he holds with the company, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director. With regard to Messrs. Polinsky and Geraci, the Board of Directors considered their significant experience, expertise and background with regard to investing in general and the company in particular. With regard to Mr. Larson, the Board of Directors considered his background and experience with the public securities markets and his former employment and experience in operational and financial capacities, as both a Chief Executive and Chief Financial Officer. With regard to Mr. Liszt, the Board of Directors considered his experience on other boards of public companies, his past experience in the communications and advertising fields, and his organizational experience. With regard to Mr. Zipkin, the Board of Directors considered his knowledge, experience and skills in the finance, public securities and investment banking fields.

Of the directors presently serving on the board and the nominees, Messrs. Larson, Liszt and Zipkin are “independent” as that term is defined in Section 5205(a) of Nasdaq listing rules, and not “interested persons” as that term is defined in the Investment Company Act of 1940. Our company is not, however, subject to the Nasdaq listing rules because its common stock is not listed for trading on any Nasdaq market.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since
Douglas M. Polinsky, 55 (interested person)	Douglas M. Polinsky co-founded the company in January 2006 and, since that time, has been our Chairman and Chief Executive Officer. Since 1994, Mr. Polinsky has been the Chief Executive Officer of Great North Capital Consultants, Inc., a financial advisory company that he founded. Great North Capital Consultants advises corporate clients on matters regarding corporate and governance structures, public company acquisitions of private companies and other transaction-related matters, and also make direct investments into public and private companies. Since 2007, Mr. Polinsky has been an independent director of FAB Universal Inc., a Pennsylvania-based company specializing in digital content distribution. Mr. Polinsky earned a Bachelor of Science degree in hotel administration at the University of Nevada at Las Vegas.	2006

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Joseph A. Geraci, II, 45 (interested person)

Joseph A. Geraci, II co-founded the company in January 2006 and has been a director and our Chief Financial Officer since that time. Since February 2002 through the present time, Mr. Geraci has been managing member of Isles Capital, LLC, an advisory and consulting firm that assists small businesses, both public and private, in business development. In March 2005, Mr. Geraci also became the managing member of Mill City Advisors, LLC, the general partner of Mill City Ventures, LP, and Mill City Ventures II, LP, each a Minnesota limited partnership that invested directly into both private and public companies. From January 2005 until August 2005, Mr. Geraci served as the Director of Finance for Gelstat Corporation, a purveyor of homeopathic remedies, based in Bloomington, Minnesota.  Mr. Geraci provided investment advice to clients as a stockbroker and Vice President of Oak Ridge Financial Services, Inc., a Minneapolis-based broker-dealer firm, from June 2000 to December 2004. While at Oak Ridge Financial Services, Mr. Geraci’s business was focused on structuring and negotiating debt and equity private placements with both private and publicly held companies. From his career and investment experiences, Mr. Geraci has established networks of colleagues, clients, co-investors, and the officers and directors of public and private companies. Mr. Geraci was employed at other Minneapolis brokerage firms from July 1991 to June 2000. These networks offer a range of contacts across a number of sectors and companies that may provide opportunities for investment, including many that meet the company’s screening criteria.

In August 2003, the National Association of Securities Dealers (NASD) found in an administrative hearing that Mr. Geraci, while employed by and affiliated with a NASD member, had violated NASD Conduct Rule 2110 and SEC Rule 10b-5 in August 1999, and barred him from associating with any NASD member in the future.

2006

Howard P. Liszt, 68 (not an interested person)	Howard P. Liszt served as Chief Executive Officer of Campbell Mithun, a national marketing communications agency he joined in 1976, until 2001. After joining Campbell Mithun in 1976, Mr. Liszt was promoted to General Manager in 1984, President and Chief Operating Officer in 1994, and later in 1994 became Campbell Mithun’s Chief Executive Officer, a role he held until his retirement in 2001. After retirement, Mr. Liszt served as a Senior Fellow at the University of Minnesota School of Journalism and Mass Communication, a role he held from 2001 through 2011. Also in 2001, Mr. Liszt began offering and providing management consulting services to private businesses. In 2006, Mr. Liszt began serving on the Board of Directors of Land O’ Lakes, the second largest cooperative in the United States, on which board he continues to serve. In 2012, Mr. Liszt began serving on the Board of Directors of Eggland’s Best, a branded egg company, on which board he continues to serve. In 2001, Mr. Liszt began serving on the Board of Directors of OCO Holdings, an independent and private marketing communications company, on which board he continues to serve. From 1998 through 2002, Mr. Liszt served as the Chairman of the Board of Coleman Foods. Finally, from 2011 until August 2014, Mr. Liszt also served as a director of Wireless Ronin Technologies, Inc., a publicly held Minnesota corporation now known as Creative Realities, Inc. and involved in digital marketing. Mr. Liszt holds a Bachelor of Arts in Journalism and Marketing and a Masters of Science in Marketing from the University of Minnesota, Minneapolis.	2013

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Christopher M. Larson, 42 (not an interested person)

Christopher M. Larson co-founded and acted as Chief Financial Officer of Cash Systems, Inc., a NASDAQ traded (symbol: CKNN) financial services company involved in the casino gaming industry, from 1999 to 2005. Mr. Larson also served on the Board of Directors of Cash Systems from 2001 to 2006 and on the Board of Directors of Western Capital Resources, Inc. from 2008 to 2009. In 2006, Mr. Larson founded National Cash & Credit, a private consumer finance company, for which he has served as President from 2006 to present. Mr. Larson is also currently the Chief Financial Officer of Hondo Minerals, an exploration-stage company engaged in the acquisition of historically significant, mines, mining claims and mining real estate in North America (OTC Pink: HMNC), and the Chief Financial Officer and a director of Mix 1 Life, Inc., a public corporation (OTCQB: MIXX).

2013

Laurence S. Zipkin, 75 (not an interested person)	Laurence S. Zipkin is nationally recognized for his expertise in the gaming industry, restaurants, and emerging small growth companies. From 1996 to 2006, Mr. Zipkin owned Oakridge Securities, Inc. where, as an investment banker, he successfully raised capital for various early growth-stage companies and advised clients with regard to private placements, initial public offerings, mergers, debt offerings, bridge and bank financings, developing business plans and evaluating cash needs and resources. He has extensive experience in the merger and acquisition field and has represented companies on both the buy and sell side. Since 2006, Mr. Zipkin has been self-employed, engaging in various consulting activities, owning and operating two restaurant properties, and purchasing distressed real estate. Mr. Zipkin is a licensed insurance agent for both life and health insurance. Mr. Zipkin attended the University of Pennsylvania Wharton School of Finance.	2013

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named above. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the our Board of Directors.

The Board of Directors recommends that you vote FOR the election of each of the above-identified director-nominees.

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PROPOSAL TWO – Ratification of

Appointment of Independent Registered Public Accounting Firm

Our Board of Directors and management are committed to the quality, integrity and transparency of the company’s financial reports. In accordance with the duties set forth in its written charter, the board’s Audit Committee has appointed Baker Tilly Virchow Krause, LLP as the company’s independent registered public accounting firm for the 2014 fiscal year. A representative of Baker Tilly Virchow Krause, LLP is expected to attend this year’s annual meeting and be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

The following table presents aggregate fees billed by Baker Tilly Virchow Krause, LLP for professional audit services rendered during fiscal years 2013 and 2012:

	2013	2012
Audit Fees (1)	$28,000	$48,400
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$28,000	$48,400

(1)	The fees identified under this caption were for professional services rendered by Baker Tilly Virchow Krause, LLP for the years ended 2012 and 2013 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

(2)	The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

(3)	The fees identified under this caption were for tax compliance and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters, assistance with state and local taxes.

(4)	All Other Fees typically consist of fees for permitted non-audit products and services provided.

The Audit Committee has reviewed the services provided by Baker Tilly Virchow Krause, LLP during fiscal year 2013 and 2014 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by Baker Tilly Virchow Krause, LLP is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Baker Tilly Virchow Krause, LLP and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

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Pre-Approval Policy

Our Audit Committee or the entire Board of Directors endeavors to approve in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in years ended 2012 and 2013 were approved by the Audit Committee. The Audit Committee did not pre-approve the rendering of services during 2014, but approved such services in a December 2014 meeting held prior to the annual meeting of shareholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Baker Tilly Virchow Krause, LLP as the company’s independent registered public accounting firm for fiscal 2014. If the shareholders do not ratify the appointment of Baker Tilly Virchow Krause, LLP, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly Virchow Krause, LLP by the shareholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in the best interests of the company and its shareholders.

The Board of Directors recommends that you vote FOR the ratification of Baker Tilly Virchow Krause, LLP as the company’s independent registered public accounting firm for fiscal 2014.

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PROPOSAL THREE – Approval of Amendment TO Bylaws

The Board of Directors is recommending an amendment to the company’s bylaws to ensure that the composition of the Board of Directors complies with certain requirements of the Investment Company Act of 1940. The proposed amendment provides that, subject to the exceptions set forth in Section 56(b) of the Investment Company Act of 1940, a majority of the directors comprising the Board of Directors must not be “interested persons” as that term is defined in the Investment Company Act of 1940. In this regard, Section 2(a)(19) of the Investment Company Act of 1940, in pertinent part, defines an “interested person” of our company as follows:

(i)	any “affiliated person” of our company (i.e., a director, officer or employee of our company, or a person who holds or controls of five percent or more of our common stock or other voting capital stock);

(ii)	any member of the immediate family (as defined below) of any natural person who is an affiliated person of our company;

(iii)	any interested person of any investment adviser of or principal underwriter for our company;

(iv)	any person or partner or employee of any person who at any time since the beginning of our last two completed fiscal years has acted as legal counsel for such company;

(v)	any person or any affiliated person of a person (other than a registered investment company) that, at any time during the six-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for (I) our company; (II) any other investment company having the same investment adviser as us or holding itself out to investors as a related company for purposes of investment or investor services; or (III) any account over which our investment adviser has brokerage placement discretion;

(vi)	any person or any affiliated person of a person (other than a registered investment company) that, at any time during the six-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to (I) our company; (II) any other investment company having the same investment adviser as us or holding itself out to investors as a related company for purposes of investment or investor services; or (III) any account for which our investment adviser has borrowing authority’ and

(vii)	any natural person whom the SEC by order shall have determined to be an interested person by reason of having had, at any time since the beginning of our last two completed fiscal years, a material business or professional relationship with our company or our principal executive officer or any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company;

Provided, however, that no person shall be deemed to be an interested person of our company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.

For the purposes of the above, ‘‘member of the immediate family’’ means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships.

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The Board of Directors believes that shareholders’ best interests are served by approving the proposed amendment to the bylaws. If adopted, the company does not anticipate that the newly adopted bylaw would have any impact on the Board of Directors as presently composed, and as proposed to be composed under Proposal One above.

The text of the proposed amendment, which is to be added as a new sentence to Section 4.1 of our bylaws, is set forth below:

“At all times during which the corporation shall have an effective election to be a “business development company” under Section 54 of the Investment Company Act of 1940, a majority of directors serving on the Board shall not be “interested persons” of the corporation, as such term is defined in the Investment Company Act of 1940, subject, however, to the permitted exceptions to the requirement under such Act that a majority of directors not be “interested persons” of the corporation (which exceptions are set forth in Section 56(b) of such Act).”

Section 56(b) of the Investment Company Act of 1940 presently contains the following requirements and exceptions:

“If, by reason of the death, disqualification, or bona fide resignation of any director or general partner, a business development company does not meet the requirements of subsection (a) of this section [that a majority of its directors be persons other than interested persons], or the requirements of section 15(f)(1) of this title with respect to directors, the operation of such provisions shall be suspended for a period of 90 days or for such longer period as the Commission may prescribe, upon its own motion or by order upon application, as not inconsistent with the protection of investors.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the proposed amendment to the company’s bylaws. If approved, the amendment will be effective immediately.

The Board of Directors recommends that you vote FOR the proposed amendment to the bylaws.

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PROPOSAL FOUR – Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, our shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices of our company described in this Proxy Statement.

Consistent with this right to give an advisory “say-on-pay” vote, we are asking shareholders to indicate their support at the annual meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the compensation of the “named executive officers” of Mill City Ventures III, Ltd., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2014 annual meeting of shareholders pursuant to the SEC’s compensation disclosure rules.”

The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on the company, our Board of Directors or the Compensation Committee. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The Board recommends that you vote FOR the proposal to approve the compensation of our named executive officers, as described in this Proxy Statement.

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PROPOSAL FIVE – Advisory Vote on the

Frequency of Advisory Votes on Executive Compensation

The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed in accordance with the SEC’s compensation disclosure rules, such as Proposal Four. In particular, we are asking whether the advisory vote should occur every three years, every two years, or every year.

The optimal frequency of the advisory vote on executive compensation depends on a balancing of the benefits and burdens of more or less frequent votes. Some observers (not of our company in particular, but of the general requirement under the Dodd-Frank Act to obtain an advisory say-on-pay vote) have expressed a belief that less frequent votes are appropriate as they enable shareholders to focus on a company’s overall compensation program design, as opposed to short-term decisions, and provide sufficient time to evaluate how a company’s compensation programs drive longer-term performance and the creation of longer-term shareholder value. Many also believe that a less frequent voting cycle will give companies sufficient time to respond thoughtfully to shareholder views and to implement any necessary changes to executive compensation programs and allow shareholders to evaluate the results of these changes before the next shareholder advisory vote.

On the other hand, other observers believe more frequent shareholder votes are better since they provide shareholders with the opportunity to react promptly to emerging trends in compensation and to provide rapid feedback to companies with respect to their views on the effectiveness and appropriateness of their executive compensation programs. According to this view, more frequent feedback would provide our Board of Directors and Compensation Committee with the opportunity to evaluate individual compensation decisions each year in light of the shareholder feedback and to better incorporate current shareholder views into companies’ compensation programs.

At this time, our Board of Directors believes that the most appropriate outcome at this time is to have a shareholder advisory vote on compensation every three years, to best enable shareholders to evaluate the effect of our compensation on company performance and shareholder value.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote on this proposal.

Vote Required

The option of three years, two years, or one year that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation selected by shareholders. As with your vote on Proposal Four, your vote on this Proposal Five is advisory, and therefore not binding on the company, the Compensation Committee, or our Board of Directors, and the Board of Directors may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. However, our Board of Directors and our Compensation Committee value the opinions of our shareholders and we will take our shareholders’ preferences into account in making determinations regarding the frequency of the say-on-pay vote.

The Board of Directors recommends that shareholders vote for a frequency of “THREE YEARS”

for future advisory shareholders votes on executive compensation.

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OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the annual meeting other than the proposals described above. Although the Board of Directors knows of no other matters to be presented at the annual meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.

EXECUTIVE OFFICERS AND DIRECTORS

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies
Douglas M. Polinsky, Chief Executive Officer (an “interested person”)	55	See ‘‘Election of Directors (Proposal One)” above
Joseph A. Geraci, II, Chief Financial Officer (an “interested person”)	45	See ‘‘Election of Directors (Proposal One)” above
Howard P. Liszt, Director (not an “interested person”)	68	See ‘‘Election of Directors (Proposal One)” above
Christopher M. Larson, Director (not an “interested person”)	42	See ‘‘Election of Directors (Proposal One)” above
Laurence S. Zipkin, Director (not an “interested person”)	75	See ‘‘Election of Directors (Proposal One)” above

Each of our current directors has been nominated for reelection at the annual meeting. We currently have five directors, three of whom—Messrs. Liszt, Larson and Zipkin—are “independent” as that term is defined in Section 5605(a) of the Nasdaq listing rules. None of our independent directors are “interested persons” as that term is defined in the Investment Company Act of 1940. We are not subject to Nasdaq listing rules, however, because our common stock is not listed for trading on a Nasdaq market. Based upon information requested from each such director concerning his background, employment and affiliations, our Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the company, other than in his capacity as a director.

CORPORATE GOVERNANCE; BOARD LEADERSHIP STRUCTURE

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer, Chief Financial Officer, our Chief Compliance Officer and any other officers and employees, and by reviewing materials provided to them and participating in meetings of our Board of Directors and its committees. Under our bylaws, directors serve for indefinite terms expiring upon the next annual meeting of our shareholders.

Our Board of Directors currently combines the role of Chairman of the Board of Directors with the role of Chief Executive Officer. Our Board of Directors believes this provides an efficient and effective leadership model for our company. Combining these roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2006, Mr. Polinsky has served as both our Chairman and Chief Executive Officer. Mr. Polinsky is an “interested person” as that term is defined in the Investment Company Act of 1940.

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During 2013, our Board of Directors held two full board meetings and acted by written consent on approximately 14 occasions. All of the directors attended both of the full board meetings. In addition, each committee of the Board of Directors acted by written consent during 2013. Each director makes a diligent effort to attend all board and committee meetings, as well as our annual meeting of shareholders. In furtherance of this effort and expectation, our board has adopted a Board Meeting Policy affirmatively encouraging directors to attend or participate in meetings of the board and applicable committees whenever possible, and requiring directors to cause the company to comply with the requirements under Section 32(a) of the Investment Company Act of 1940.

Board Oversight of Risk

While risk management is primarily the responsibility of our management team, our Board of Directors is responsible for oversight of the material risks faced by us at both the full board level and at the committee level. Our board’s Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing our company. In addition, the other committees of our Board of Directors consider the risks within their areas of responsibility. For example, the board’s Compensation Committee considers the risks that may be implicated by our executive compensation program. Finally, management provides regular updates throughout the year to our Board of Directors regarding the management of the risks they oversee at each regular board meeting.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Valuation Committee. A brief description of each committee is included in this proxy statement and the charters of the Audit and Compensation Committees are available on the Investor Relations section of our website at http://www.millcityventures3.com/investor-relations/.

Audit Committee

The members of the Audit Committee are Laurence S. Zipkin, Christopher M. Larson and Howard P. Liszt, each of whom is independent for purposes of the Securities Exchange Act of 1934 and not “interested persons” for purposes of the Investment Company Act of 1940. Mr. Zipkin currently serves as chair of the Audit Committee.

The Audit Committee (which must include a majority of the independent directors who are not “interested persons” serving on board in order to comply with applicable requirements under the Investment Company Act of 1940) is responsible for approving our independent accountants and submission to the shareholders for ratification, if any, reviewing with its independent accountants the plans and results of the audit engagement, approving professional services provided by its independent accountants, reviewing the independence of its independent accountants and reviewing the adequacy of its internal accounting controls. The Audit Committee is also responsible for discussing with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies. The Board of Directors has determined that Mr. Zipkin is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. Mr. Zipkin’s relevant experience is detailed in his biography above. The board has determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

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Compensation Committee

The members of the Compensation Committee are Messrs. Larson, Zipkin and Liszt, each of whom is independent for purposes of the Securities Exchange Act of 1934 and not “interested persons” for purposes of the 1940 Act. Mr. Zipkin currently serves as chair of the Compensation Committee. The Compensation Committee is responsible for approving our compensation arrangements with executive management, including bonus-related decisions and employment agreements with respect to such individuals. The committee has a Compensation Committee Charter, the purpose of which is to assist the committee and the board in fulfilling its oversight responsibilities related to our compensation and compensation structure, including equity compensation, if any, paid by us.

Our processes and procedures for consideration and determination of executive and director compensation include:

•	Assisting the Board of Directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•	Annually reviewing and approving goals and objectives relevant to our executive officers’ total compensation, evaluating the executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding those officers appropriately for their contributions to our growth and profitability and, together with the Chief Executive Officer, evaluating and approving the compensation of our other executive officers;

•	Annually reviewing, determining and approving the compensation paid to the Chief Executive Officer and other executive compensation;

•	Annually reviewing our compensation practices and the relationship among risk, risk management and compensation in light of our objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

•	Periodically reviewing our incentive compensation plans and perquisites, if any, to ensure such plans are consistent with our goals and objectives and appropriately align executive officers’ interests with those of our shareholders, make recommendations to the Board of Directors regarding the adoption of new employee incentive compensation plans and equity-based plans, and administer our existing incentive compensation plans and equity-based plans, including reviewing and approving stock option and restricted stock grants, if any;

•	Periodically evaluating the compensation of directors, including compensation for service on board committees, and making recommendations to the Board of Directors regarding adjustments to such compensation;

•	Preparing annually, if required, the Compensation Committee Report on executive compensation for inclusion in our Annual Report on Form 10-K or annual meeting proxy statements in accordance with Item 407(e)(5) of Regulation S-K;

•	Reviewing and discussing with management the executive compensation disclosure to be included in relevant filings with the compensation disclosures contained in our filings with the SEC;

•	Reviewing and assessing periodically the adequacy of the Compensation Committee Charter and submitting any proposed amendments to the Board of Directors for approval;

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•	Reporting regularly recommendations to the Board of Directors and performing annually, or participating in, an evaluation of the Compensation Committee, the results of which shall be presented to the Board of Directors; and

•	Reviewing such other matters as the Board of Directors or the Committee shall deem appropriate.

Valuation Committee

The members of the Valuation Committee are Messrs. Larson, Zipkin and Liszt, each of whom is independent for purposes of the Securities Exchange Act of 1934 and not “interested persons” for purposes of the Investment Company Act of 1940. Mr. Liszt currently serves as chair of the Valuation Committee. The Valuation Committee is responsible for approving the fair value of debt and equity securities comprising our investment portfolio, pursuant to our written valuation policy and related procedures.

Code of Ethics

On August 5, 2008, our Board of Directors adopted a Code of Ethics, which covers our principal executive and financial officers, or persons performing similar functions, as required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002. Our Code of Ethics is available at our website, www.millcityventures3.com, or without charge to any shareholder upon written request made to Mill City Ventures III, Ltd., Attention: Chief Executive Officer, 328 Barry Ave. S., Suite 210, Wayzata, MN 55391. We adopted a new Code of Ethics in March, 2013 in connection with our election to become a business development company. The new Code of Ethics was prepared in order to comply with the requirements applicable to business development companies under Section 17 of the Investment Company Act of 1940. In this regard, we have also implemented procedures designed to help foster compliance with the provisions of the new Code of Ethics.

Director Nomination Procedures

Our Board of Directors does not have a nominating committee. Nevertheless, each of our directors participates in our director-nomination process, except with respect to each of his or her own nomination. When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a particular director or nominee. We have not had any material changes to the procedures for shareholder nominations of candidates to serve on our Board of Directors during the fiscal year ended December 31, 2013.

Related-Party Transaction Policy

The Board of Directors has adopted a written Conflict of Interest and Related-Party Transaction Policy. That policy governs the approval of all related-party transactions, subject only to certain customary exceptions (e.g., compensation, certain charitable donations, transactions made available to all employees generally, etc.). The policy contains a minimum dollar threshold of $5,000.

The entire Board of Directors administers the policy and approves any related-party transactions, subject to conflicting or additional requirements under the Investment Company Act of 1940, our written Code of Ethics, or our other written policies and procedures. In general, after full disclosure of all material facts, review and discussion, the Board of Directors approves or disapproves related-party transactions by a vote of a majority of the directors who have no interest in such transaction, direct or indirect. Procedurally, no director is allowed to vote in any approval of a related-party transaction for which he is the related party, except that such a director may otherwise participate in a related discussion and shall provide to the Board of Directors all material information concerning the related-party transaction and the director’s interest therein. If a related-party transaction will be ongoing, the Board of Directors may establish guidelines for management to follow in its ongoing dealings with the related party.

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Potential Conflicts of Interest

The Board of Directors has recently amended its Conflict of Interest and Related-Party Transaction Policy to require disclosure in the company’s periodic SEC filings of any potential conflicts of interest—e.g., investments by our management or our directors, directly or indirectly, in any of our portfolio companies—that are more than de minimis in nature or amount.

Communication with the Board

We believe that communications between our Board of Directors, our shareholders and other interested parties are an important part of our corporate governance process. Shareholders with questions about our company are encouraged to contact us. If shareholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Mill City Ventures III, Ltd., Attention: Chief Executive Officer, 328 Barry Avenue South #210, Wayzata, MN 55391.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC certain reports regarding their ownership of common stock or any changes in such ownership. Based on our own review, we believe that each of the following persons made late filings with respect to events or transactions occurring during 2013, as follows: Joseph D. Hammer’s initial filing on Form 3 relating to his appointment to our Board of Directors was due on March 11, 2013, but not filed until May 9, 2013; and Neal Linnihan’s and Scott Zbikowski’s Form 3s relating to their respective acquisitions of our common stock in a private placement were due on March 18, 2013, but not filed until March 20, 2013.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid by us during our two most recent fiscal years ended December 31, 2013 and 2012 to those persons who served as our President or Chief Executive Officer and Chief Financial Officer during such periods (collectively, the “named executives”).

Name and Principal Position	Year	Salary ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)

Douglas M. Polinsky,	2013	$50,000		$0		-	$50,000
Chief Executive Officer	2012	$0	(1)	$24,000	(2)	-	$24,000

Joseph A. Geraci, II,	2013	$100,000		$0		-	$100,000
Chief Financial Officer	2012	$0	(1)	$24,000	(2)	-	$24,000

(1)	The named executive did not receive a salary during the year ended December 31, 2012, primarily because the company did not then have the resources to pay, or commit to pay, such individual a regular market-based salary for his services.

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(2)	The named executive received a stock award of $24,000 for services rendered in 2012. This represents the dollar amount recognized for financial reporting purposes under ASC 505 with respect to stock grants to the named executive for his services during the year indicated.

Employment Agreements with Executives

We have employment agreements with each of Messrs. Polinsky and Geraci. The material terms and conditions of employment agreements are summarized below.

Mr. Polinsky’s Employment Agreement

Mr. Polinsky is employed as our Chief Executive Officer and co-manager of the investment portfolio of the company for a three-year term expiring on March 25, 2016, and receives an annual base salary of $50,000, which may be increased by our board’s Compensation Committee on an annual basis. Mr. Polinsky is also eligible for an annual cash bonus at the conclusion of each fiscal year up to Mr. Polinsky’s base salary, as approved by the Compensation Committee. Mr. Polinsky will also receive an amount of our net income each fiscal year which, when aggregated with the foregoing base salary and annual bonuses, if any, paid with respect to such fiscal year, and any other perquisites or benefits paid to Mr. Polinsky during such fiscal year, together with all compensation (including any perquisites and benefits) paid to all other officers and employees of the company, equals 20% of our net income after taxes for such fiscal year (such amount being referred to as “Profit-Sharing Compensation”). Profit-Sharing Compensation is calculated based upon our completed audited financials for the applicable fiscal year and paid as soon as practicable following the completion of such audit. Our officers and employees eligible to receive any Profit-Sharing Compensation will, among themselves, determine the manner in which they will participate in such compensation. At this time Messrs. Polinsky and Geraci are the only two officers or employees of the company entitled to any Profit-Sharing Compensation. Mr. Polinsky will also be entitled to reimbursements for all reasonable and appropriate business expenses incurred in connection with the performance of his duties. In our employment agreement with Mr. Polinsky, we agreed that if the company should fail to qualify as a regulated investment company for any reason under the Internal Revenue Code, our net income for purposes of the Profit-Sharing Compensation will be calculated as if we were at all times qualified as a regulated investment company.

Upon termination of Mr. Polinsky’s employment agreement, Mr. Polinsky will be entitled to receive the foregoing compensation through the date of termination, and reimbursement for any expenses incurred by Mr. Polinsky through the date of such termination. If we terminate Mr. Polinsky’s employment agreement for cause, we may offset against such payments any damages sustained by us as a result of the conduct constituting such cause.

Mr. Polinsky is prohibited from disclosing our confidential information, and has agreed not to solicit any of our employees during the term of the employment agreement and for a period of 12 months thereafter. Mr. Polinsky’s agreement contains other customary terms and conditions.

Mr. Geraci’s Employment Agreement

Mr. Geraci is employed as our Chief Financial Officer and co-manager of our investment portfolio for a three-year term expiring on March 25, 2016. Mr. Geraci receives an annual base salary of $100,000, which may be increased by our board’s Compensation Committee on an annual basis. Mr. Geraci is also eligible for an annual cash bonus at the conclusion of each fiscal year up to Mr. Geraci’s base salary, as approved by the Compensation Committee. Mr. Geraci will also receive an amount of our net income each fiscal year which, when aggregated with the foregoing base salary and annual bonuses, if any, paid with respect to such fiscal year, and any other perquisites or benefits paid to Mr. Geraci during such fiscal year, together with all compensation (including any perquisites and benefits) paid to all of our other officers and employees, equals 20% of our net income after taxes for such fiscal year (such amount being referred to as the “Profit-Sharing Compensation”). Profit-Sharing Compensation is calculated based upon our completed audited financials for the applicable fiscal year and paid as soon as practicable following the completion of such audit. Our officers and employees eligible to receive any Profit-Sharing Compensation will, among themselves, determine the manner in which they will participate in such compensation. At this time Messrs. Polinsky and Geraci are the only two officers or employees entitled to any Profit-Sharing Compensation. Mr. Geraci will also be entitled to reimbursements for all reasonable and appropriate business expenses incurred in connection with the performance of his duties. In our employment agreement with Mr. Geraci, we agreed that if the company should fail to qualify as a regulated investment company for any reason under the Internal Revenue Code, our net income for purposes of the Profit-Sharing Compensation will be calculated as if we were at all times qualified as a regulated investment company.

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Upon termination of Mr. Geraci’s employment agreement, Mr. Geraci shall be entitled to receive the foregoing compensation through the date of termination, and reimbursement for any expenses incurred by Mr. Geraci through the date of such termination. If we terminate Mr. Geraci’s employment agreement for cause, we may offset against such payments any damages sustained by us as a result of the conduct constituting such cause.

Mr. Geraci is prohibited from disclosing our confidential information, and agreed not to solicit any of our employees during the term of the employment agreement and for a period of 12 months thereafter. Mr. Geraci’s agreement contains other customary terms and conditions.

Outstanding Equity Awards at Fiscal Year End

We had no outstanding options, warrants, unvested stock awards or equity incentive plan awards as of December 31, 2013 held by any named executive. In addition, we have no options, warrants, unvested stock awards or equity incentive plan awards outstanding and held by any named executive as of the date of this filing.

DIRECTOR COMPENSATION

In 2013, we paid a total of $33,400 in director fees to our independent directors, none of whom are “interested persons” under the Investment Company Act of 1940. Presently, each such director receives an annualized fee of $20,000.

Name	Year	Compensation	Total
Joseph A. Geraci, III	2013	-	-
Douglas M. Polinsky	2013	-	-
Christopher M. Larson	2013	$15,000	$15,000
Howard P. Liszt	2013	$3,400	$3,400
Laurence S. Zipkin	2013	$15,000	$15,000

SHAREHOLDER PROPOSALS

A shareholder who intends to present a proposal at our 2015 annual meeting of shareholders pursuant to the SEC’s Rule 14a-8 must submit the proposal to us in writing at our address in Wayzata, Minnesota, and we must receive the proposal on or before 120 days prior to the date of our 2015 annual meeting, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. We expect that the 2015 annual meeting will be held in June 2015, but the exact date, time, and location of such meeting have yet to be determined. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the 2015 annual meeting of shareholders.

Except as noted below, to be timely, proposals and nominations with respect to the 2015 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received no later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

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Notices of business proposals or a nomination(s) of individuals for election as a director at the 2015 annual meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Chief Executive Officer, Mill City Ventures III, Ltd., 328 Barry Avenue South #210, Wayzata, Minnesota 55391. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the use of discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

Due to the complexity of the respective rights of the shareholders and the company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail, return-receipt requested.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Quarterly Report, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail. Nevertheless, our officers and employees may solicit proxies personally, by telephone, by special letter, or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. If, however, other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Douglas M. Polinsky
Chief Executive Officer

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MILL CITY VENTURES III, LTD.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
Friday, December 19, 2014
9:00 a.m.

328 Barry Avenue S., #210

Wayzata, MN 55391

MILL CITY VENTURES, LTD.
328 Barry Avenue S., Suite 201 Wayzata, MN 55391	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Mill City Ventures III, Ltd., hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the annual meeting of shareholders of the company to be held at 328 Barry Avenue. S., Suite 210, Wayzata, MN 55391, on Friday, December 19, 2014, at 9:00 a.m., and at any and all adjournments thereof.

See reverse for voting instructions.

PROPOSALS: The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals Two, Three and Four.

1.	To elect five directors. Nominees below —

	For	Withhold
Joseph A. Geraci, II	☐	☐
Christopher M. Larson	☐	☐
Howard P. Liszt	☐	☐
Douglas M. Polinsky	☐	☐
Laurence S. Zipkin	☐	☐

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the company for fiscal 2014:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment to the bylaws of the company:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To cast an advisory vote to approve the company’s executive compensation (“say-on-pay vote”):

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To cast an advisory vote on the frequency of holding say-on-pay votes:

Note: the Board of Directors recommends you vote 3 YEARS on this proposal

☐ 3 years	☐ 2 years	☐ 1 year	☐ ABSTAIN

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The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the annual meeting of shareholders. When properly executed, this proxy will be voted on the proposal set forth herein as directed by the shareholder. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

Dated

x

x

(Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).)

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